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                                                                    EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 12, 2002 relating to the financial statements, which appears in Terremark Worldwide, Inc.'s Annual Report on Form 10-K for the year ended March 31, 2002.




Fort Lauderdale, Florida
August 16, 2002